UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016

PAYLOCITY HOLDING CORPORATION
(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Wilke Road
Arlington Heights, Illinois 60004
(Address of principal executive offices, including zip code)

(847) 463-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K dated December 9, 2016 filed by Paylocity Holding Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “Original Form 8-K”). The Original Form 8-K reported final voting results of the Company’s annual meeting of stockholders for its fiscal year 2017 held on December 9, 2016 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future stockholder advisory votes to approve compensation of the Company’s named executive officers. No other changes have been made to the Original Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Form 8-K, in an advisory vote on the frequency of holding advisory votes on the compensation of the Company’s named executive officers held at the Annual Meeting, 17,722,437 shares voted for one year, 388,123 shares voted for two years, 30,486,233 shares voted for three years, 292,286 shares abstained and there were 960,414 broker non-votes. Although a majority of the votes of the Company’s stockholders were cast at the Annual Meeting in favor of holding a triennial, non-binding advisory vote on executive compensation, approximately 36% of the votes cast on the non-binding advisory “say on pay frequency” proposal were voted in favor of holding the non-binding advisory “say on pay” vote every one year.

The board of directors of the Company reviewed and considered the results of the advisory vote as well as general market practices and determined that the Company will conduct future stockholder non-binding advisory votes regarding the compensation to be paid by the Company to its named executive officers every one year, so that the next such vote will be held at its fiscal year 2018 annual meeting of stockholders. This policy will remain in effect until the occurrence of the next advisory vote on the frequency of the say-on-pay vote or until the board of directors determines that a different frequency for such advisory vote is in the best interest of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: April 28, 2017	By:	/s/ Peter J. McGrail
Peter J. McGrail
Chief Financial Officer and Secretary